                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996


                                      CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                      TRUST ACCOUNT  #80-4135900
                                      REMITTANCE DATE:  5/15/96


                                                         Total $                    Per $1,000
                                                         Amount                      Original
                                                        ---------                  ------------
Class A Certificates
--------------------
(1a)   Amount available (including Monthly
       Servicing Fee)                               $3,276,567.77

(b)    Class M-1 Interest Deficiency Amount
       (if any) and Class B-1 Interest
       Deficiency Amount (if any) withdrawn
       for prior Remittance Date                             0.00

(c)    Amount Available after giving effect to
       withdrawal of Class M-1 Interest
       Deficiency Amount and B-1 Interest
       Deficiency Amount for prior Remittance
       Date                                                  0.00

A.     Interest
       (2)  Aggregate Interest
            a. Class A-1 Remittance Rate(6.50%)             6.50%
            b. Class A-1 Interest                      197,129.16                    3.86527765
            c. Class A-2 Remittance Rate(6.45%)             6.45%
            d. Class A-2 Interest                      234,887.50                    4.12083333
            e. Class A-3 Remittance Rate(6.70%)             6.70%
            f. Class A-3 Interest                      192,625.00                    4.28055556
            g. Class A-4 Remittance Rate(7.10%)             7.10%
            h. Class A-4 Interest                      158,763.88                    4.53611086
            i. Class A-5 Remittance Rate(7.35%)             7.35%
            j. Class A-5 Interest                      220,704.16                    4.69583319
            k. Class A-6 Remittance Rate(7.85%,
               unless Weighted Average Contract
               rate is below (7.85%)                        7.85%
            i. Class A-6 Interest                      369,375.20                    5.01527766

       (3)  Amount applied to:
            a. Unpaid Class A Interest
               Shortfall                                      .00                           .00

       (4)  Remaining:
            a. Unpaid Class A Interest
               Shortfall                                      .00                           .00
B.     Principal
       (5)  Formula Principal Distribution
            Amount                                   1,588,704.08                           N/A
            a. Scheduled Principal                     211,573.39                           N/A
            b. Principal Prepayments                 1,377,130.69                           N/A
            c. Liquidated Contracts                           .00                           N/A
            d. Repurchases                                    .00                           N/A

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                                      CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                      TRUST ACCOUNT #80-4135900
                                      REMITTANCE DATE:  5/15/96


  (6)  Pool Scheduled Principal
       Balance                                     370,290,105.92                  995.72789834
 (6a)  Pool Factor                                      .99572790

  (7)  Unpaid Class A Principal Shortfall
       (if any)following prior Remittance
       date                                                   .00

  (8)  Class A Percentage for such Remittance
       Date                                                92.00%

  (9)  Class A Percentage for the following
       Remittance Date                                     91.96%

 (10)  Class A Principal Distribution:
       a. Class A-1                                  1,588,704.08                   31.15106039
       b. Class A-2                                           .00                           .00
       c. Class A-3                                           .00                           .00
       d. Class A-4                                           .00                           .00
       e. Class A-5                                           .00                           .00
       f. Class A-6                                           .00                           .00

 (11)  Class A-1 Principal Balance                  49,411,295.92                  968.84893961
(11a)  Class A-1 Pool Factor                            .96884894

 (12)  Class A-2 Principal Balance                  57,000,000.00                  1000.0000000
(12a)  Class A-2 Pool Factor                           1.00000000

 (13)  Class A-3 Principal Balance                  45,000,000.00                  1000.0000000
(13a)  Class A-3 Pool Factor                           1.00000000

 (14)  Class A-4 Principal Balance                  35,000,000.00                  1000.0000000
(14a)  Class A-4 Pool Factor                           1.00000000

 (15)  Class A-5 Principal Balance                  47,000,000.00                  1000.0000000
(15a)  Class A-5 Pool Factor                           1.00000000

 (16)  Class A-6 Principal Balance                  73,650,000.00                  1000.0000000
(16a)  Class A-6 Pool Factor                           1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996


                                      CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                      TRUST ACCOUNT #80-4135900
                                      REMITTANCE DATE:  5/15/96



C.     Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

  (18)  31-59 days                                 195,202.11          3

  (19)  60 days or more                             39,198.72          1

  (20)  Current Month Repossessions                       .00          0

  (21)  Repossession Inventory                            .00          0

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)   Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current
           Remittance Date                                          .00%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                             .00%

(23)   Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current
           Remittance Date                                          .00%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                             .00%

(24)   Cumulative Realized Losses Test

       (a) Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from April 1, 2000 to
           March 31, 2001, 6.5% from April 1, 2001 to March 31,
           2002, 8.5% from April 1, 2002 to May 31, 2003 and
           9.5% thereafter)                                           0%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.45%, 6.70%,
                              7.10%, 7.35%, 7.85
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996


                                      CUSIP#'S  393505-MA7,MB5,MC3,MD1,ME9,MF6
                                      TRUST ACCOUNT #80-4135900
                                      REMITTANCE DATE:  5/15/96


(25)   Current Realized Losses Test

       (a) Current Realized Losses for current Remittance
           Date                                                           0

       (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                         0%

(26)   Class M-1 Principal Balance Test

       (a) The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 25.5%)                                          17.00%

(27)   Class B Principal Balance Test

       (a) Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $7,437,576.00                                   .00

       (b) Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 12.00%                            8.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT       CUSIP#'S 393505MG4
                                  April, 1996        TRUST ACCOUNT #80-4135900
                                    Page 5           REMITTANCE DATE:  5/15/96



                                                         Total $                    Per $1,000
                                                         Amount                      Original
                                                        ---------                  ------------
CLASS M1 CERTIFICATES
---------------------
 (28)  Amount available (including Monthly
       Servicing Fee)                                  314,378.79

 A.    Interest
 (29)  Aggregate interest
       a. Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                              7.70%
       b. Class M-1 Interest                           164,653.80                    4.91944428

 (30)  Amount applied to Class M-1 Interest
       Deficiency Amount                                      .00                             0

 (31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                      .00                             0

 (32)  Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall                 .00                             0

 (33)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall                 .00                             0

 B.    Principal
 (34)  Formula Principal Distribution Amount
       a. Scheduled Principal                                 .00                           N/A
       b. Principal Prepayments                               .00                           N/A
       c. Liquidated Contracts                                .00                           N/A
       d. Repurchases                                         .00                           N/A

 (35)  Class M-1 Principal Balance                  33,470,000.00                 1000.00000000
(35a)  Class M-1 Pool Factor                           1.00000000

 (36)  Class M-1 Percentage for such Remittance
       Date                                                  .00%

 (37)  Class M-1 Principal Distribution:
       a. Class M-1 (current)                                 .00                    0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                   .00

 (39)  Class M-1 Percentage for the following
       Remittance Date                                       .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996        CUSIP#'S 393505-MH2,MJ8
                                                     REMITTANCE DATE:  5/15/96


                                                         Total $                    Per $1,000
                                                         Amount                      Original
                                                        ---------                  ------------
Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly
       Servicing Fee)                                  149,724.99

  (2)  Class B-1 Remittance Rate (7.70% unless
       Weighted Average Contract Rate is
       below 7.70%)                                         7.70%

  (3)  Aggregate Class B1 Interest                      73,176.73                    4.91944403

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                  .00                           .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                     .00                           .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                      .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                      .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date               .00

 (8a)  Class B Percentage for such Remittance Date            .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

(10a)  Class B1 Principal Shortfall                           .00

(10b)  Unpaid Class B1 Principal Shortfall                    .00

 (11)  Class B Principal Balance                    29,758,810.00

 (12)  Class B1 Principal Balance                   14,875,000.00

Class B2 Certificates
---------------------
 (13)  Remaining Amount Available                       76,548.26

 (14)  Class B-2 Remittance Rate (8.05%
       unless Weighted Average Contract
       Rate is less than 8.05%)                             8.05%

 (15)  Aggregate Class B2 Interest                      76,548.26                    5.14305544

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.70%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996       CUSIP#'S 393505-MH2,MJ8
                                                    REMITTANCE DATE:  5/15/96

                                                         Total $                    Per $1,000
                                                         Amount                      Original
                                                        ---------                  ------------
 (16)  Amount applied to Unpaid Class
       B2 Interest Shortfall                                  .00                           .00

 (17)  Remaining Unpaid Class B2
       Interest Shortfall                                     .00                           .00

 (18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                                   .00

 (19)  Class B2 Principal Liquidation Loss Amount             .00

 (20)  Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                   .00

 (21)  Guarantee Payment                                      .00

 (22)  Class B2 Principal Balance                   14,883,810.00

 (23)  Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                       .00

 (24)  Class C Residual Payment                               .00

 (25)  Class M-1 Interest Deficiency on such
       Remittance Date                                        .00

 (26)  Class B-1 Interest Deficiency on such
       Remittance Date                                        .00

 (27)   Repossessed Contracts                                 .00

 (28)   Repossessed Contracts Remaining
        in Inventory                                          .00

 (29)  Weighted Average Contract Rate                     9.92828